UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2016

NOGALES RESOURCES CORP.

(Exact name of registrant as specified in its charter)

NEVADA	333-199013	35-2510378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F Fung House, 20 Connaught Road, Central, Hong Kong
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		+86-21-63916701

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Termination of Independent Registered Public Accounting Firm

On August 15, 2016, Nogales Resources Corp. (the “Company”) dismissed Malone Bailey, LLP (“Malone Bailey”) as its independent accountants.

Malone Bailey’s reports on the financial statements of the Company for the years ended April 30, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company's ability to continue as a going concern.

There have been no disagreements during the fiscal years ended April 30, 2016 and 2015 and the subsequent interim period up to and including the date of Malone Bailey’s dismissal between the Company and Malone Bailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Malone Bailey, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements for those periods. During our fiscal year ended April 30, 2016 and 2015, we disclosed that our internal controls over financial reports were not effective. Our internal control weaknesses were discussed by our Board of Directors with Malone Bailey and Malone Bailey has been authorized to respond fully to the inquiries of our successor accountants with respect to such weaknesses.

The Company has provided Malone Bailey with a copy of this report and has requested in writing that Malone Bailey provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. The Company has received the requested letter from Malone Bailey and has included such letter as an exhibit to this report.

(b) Appointment of Independent Registered Public Accounting Firm

On August 15, 2016, the Company appointed Dale Matheson Carr-Hilton Labonte LLP ("DMCL") as its new independent accountants. The Company’s Board of Directors unanimously approved the engagement of DMCL.

The Company did not consult with DMCL during the fiscal years ended April 30, 2016 and 2015 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined and described in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter of Malone Bailey LLP (former principal independent accountants)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOGALES RESOURCES CORP.

Date: August 16, 2016

By: /s/ Lei Yang

Lei Yang,

Chief Executive Officer and Director

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